SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California (State or other jurisdiction of incorporation )	95-3737816 (I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California (Address of principal executive offices)	92127 (Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 5.    Other Events

On May 6, 2003, we announced that B. Kent Luther has been appointed our Vice President of Sales and Marketing, effective May 12, 2003. Mr. Luther replaces Robert Buchanan, who resigned as our Vice President of Sales and Marketing effective April 30, 2003.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

a)	Financial statements of businesses acquired

Not applicable.

b)	Pro forma financial information

Not applicable.

c)	Exhibits

99.1	Press release dated May 6, 2003, entitled “Synbiotics Corporation Reports First Quarter Results”.

99.2	Press release dated May 6, 2003, entitled “Synbiotics Appoints Vice President of Sales and Marketing”.

Item 9.    Regulation FD Disclosure (Item 12—Disclosure of Results of Operations and Financial Condition)

On May 6, 2003, we issued a press release disclosing our results of operations for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: May 13, 2003	/s/ Keith A. Butler
Keith A. Butler Vice President—Finance and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated May 6, 2003, entitled “Synbiotics Corporation Reports First Quarter Results”.

99.2	Press release dated May 6, 2003, entitled “Synbiotics Appoints Vice President of Sales and Marketing”.